Long Term Debt	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Long-Term Debt [Abstract]
LONG-TERM DEBT

10. LONG-TERM DEBT

Long-term debt consists of the following:

	December 31,	March 31,
(In thousands)	2011	2011
First Lien Term Loan, due September 16, 2017	$307,314	$—
Second Lien Term Loan, due September 16, 2018	137,454	—
Total	444,768	—
Less: current portion	(3,100)	—
Long-term debt	$441,668	$—

On September 16, 2011, the Company and certain of its subsidiaries, as guarantors, entered into the Term Loans with Morgan Stanley Senior Funding, Inc. (“MSSF”), as administrative agent and as collateral agent, MSSF and HSBC Securities (USA) Inc.,  as co-syndication agents, joint lead arrangers and joint bookrunners, and various other financial institutions, as lenders. The First Lien Term Loan was issued with an original issue discount of $3.1 million, has a term of six years and is secured by a first priority lien on substantially all of the assets and properties of the Company and the guarantors. The Second Lien Term Loan was issued with an original issue discount of $2.8 million, has a term of seven years and is secured by a second priority lien on substantially all of the assets and properties of the Company and the guarantors.

Scheduled maturities with respect to the Term Loans are as follows (in thousands):

Fiscal Year:
2012	$775
2013	3,100
2014	3,100
2015	3,100
2016	3,100
Thereafter	436,825
Total	$450,000

The initial applicable margin for borrowings under the First Lien Term Loan is three-month LIBOR plus 5.25% with respect to LIBOR borrowings and 4.25% with respect to base rate borrowings. The initial applicable margin for borrowings under the Second Lien Term Loan is three-month LIBOR plus 8.00% with respect to LIBOR borrowings and 7.00% with respect to base rate borrowings. Under each of the Term Loans, LIBOR is subject to an interest rate floor of 1.50% and the base rate is subject to an interest rate floor of 2.50%. Commencing upon the completion of the Company’s first fiscal quarter ending after the Business Combination, the applicable margin under the First Lien Term Loan is subject to adjustment each fiscal quarter, based upon meeting a certain consolidated leverage ratio during the preceding quarter. The applicable margin under the Second Lien Term Loan is not subject to adjustment.

Required quarterly principal payments of $0.8 million on the First Lien Term Loan begin on March 31, 2012. In addition, beginning in fiscal year 2013, the Company is required to make principal payments on the First Lien Term Loan for amounts up to 50% of excess cash flows as defined in the First Lien Term Loan credit agreement. The principal amount of the Second Lien Term Loan is due and payable in full on the maturity date. The Company may make prepayments of principal without penalty; however, no principal payments may be made on the Second Lien Term Loan until the First Lien Term Loan has been repaid in full. If prepayments are made prior to September 16, 2012, the Company may be subject to prepayment premium of 1% of the amount of the term loans being repaid if the prepayment is made in connection with a refinancing transaction or 1% of the amount of the outstanding term loans if the prepayment is made in connection with an amendment to the agreement resulting in a refinancing transaction.

Each of the Term Loans has incremental capacity in an amount of $50.0 million, plus additional amounts so long as Alkermes meets certain conditions, including a specified leverage ratio. The agreements governing the Term Loans include a number of restrictive covenants that, among other things, and subject to certain exceptions and baskets, impose operating and financial restrictions on Alkermes, Inc., the Company and the restricted subsidiaries. These financing agreements also contain customary affirmative covenants and events of default. The Company was in compliance with its debt covenants at December 31, 2011.

As part of the Term Loans, the Company is required to enter into and thereafter maintain hedge agreements to the extent necessary to provide that at least 50% of the aggregate principal amount of the Term Loans is subject to either a fixed interest rate or interest rate protection for a period of not less than three years. Pursuant to this term, the Company entered into an interest rate swap agreement and interest rate cap agreements, which are discussed in greater detail in Note 11, Derivative Instruments.

The Company incurred $11.8 million of offering costs associated with the issuance of the Term Loans which were recorded under the caption “Other assets” in the accompanying condensed consolidated balance sheets. The offering costs and original issue discount related to the Term Loans are being amortized to interest expense over the estimated repayment terms using the effective interest method. During the nine months ended December 31, 2011, the Company had amortization expense of $2.1 million related to the offering costs and original issue discount.

9.	LONG-TERM DEBT

Long-term debt consists of the following:

	March 31,
	2011	2010
	(In thousands)

Non-recourse RISPERDAL CONSTA secured 7% Notes	$—	$51,043
Less: current portion	—	(51,043)

Long-term debt	$—	$—

Non-Recourse RISPERDAL CONSTA Secured 7% Notes

On February 1, 2005, the Company, pursuant to the terms of a purchase and sale agreement, sold, assigned and contributed to Royalty Sub the rights of the Company to collect certain royalty payments and manufacturing fees earned under the license and manufacturing and supply agreements with Janssen, in exchange for approximately $144.2 million in cash. Concurrently with the purchase and sale agreement, on February 1, 2005, Royalty Sub issued an aggregate principal amount of $170.0 million of its non-recourse 7% Notes to certain institutional investors in a private placement, for net proceeds of approximately $144.2 million, after the original issue discount and offering costs of approximately $19.7 million and $6.1 million, respectively. The yield to maturity at the time of the offer was 9.75%. The annual cash coupon rate was 7% and was payable quarterly, beginning on April 1, 2005, however, portions of the principal amount that were not paid off in accordance with the expected principal repayment schedule would have accrued interest at 9.75% per annum. Through January 1, 2009, the holders received only quarterly cash interest payments. Beginning on April 1, 2009, principal payments were made to the holders, subject to certain conditions, and the non-recourse 7% Notes were scheduled to mature on January 1, 2012.

On July 1, 2010, in addition to the scheduled principal payment of $6.4 million, the Company fully redeemed the balance of the non-recourse 7% Notes for $39.2 million, representing 101.75% of the outstanding principal balance in accordance with the terms of the Indenture for the non-recourse 7% Notes. As a result of this transaction, the Company recorded charges of $1.4 million relating to the write-off of the unamortized portion of deferred financing costs and $0.8 million primarily related to the premium paid on the redemption of the non-recourse 7% Notes within “interest expense” in the accompanying consolidated statement of operations. The Company previously purchased, in five separate, privately negotiated transactions, an aggregate of $93.0 million in principal amount of its then outstanding non-recourse 7% Notes for $89.4 million during the year ended March 31, 2009. The Company recorded an aggregate loss on the extinguishment of debt related to these transactions of $2.5 million, consisting of $0.9 million of transaction fees and $1.6 million, which was the difference between the carrying value and the purchase price of the non-recourse 7% Notes, within “interest expense” in the accompanying consolidated statement of operations.

During the years ended March 31, 2011, 2010 and 2009, amortization of the original issue discount and offering costs, which were being amortized over the expected principal repayment period ending January 1, 2012, totaled $1.7 million, $1.7 million and $3.7 million, respectively.